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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 30, 2003



                           Champion Enterprises, Inc.
                  ----------------------------------------------
               (Exact name of Registrant as Specified in Charter)



                                    Michigan
                      ------------------------- ---------
                 (State or Other Jurisdiction of Incorporation)



              1-9751                                38-2743168
------------------------------          --------------------------------
 (Commission File Number)                (IRS Employer Identification No.)


          2701 Cambridge Court, Suite 300, Auburn Hills, Michigan 48326
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)





Registrant's telephone number, including area code: 248/340-9090



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ITEM 5.  OTHER EVENTS.

         On June 30, 2003, in connection with the appointment of Albert A. Koch as the Chairman of the Board, interim president and chief executive officer of Champion Enterprises, Inc. (the "Company"), the Company entered into a letter agreement with AP Services, LLC pursuant to which AP Services will provide interim management services to the Company. On June 30, 2003, the Company also entered into a letter agreement with AlixPartners, LLC pursuant to which AlixPartners would provide financial and operational consulting services to the Company. These agreements are filed as Exhibits 99.1 and 99.2 to this Report, respectively, and both are incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                  Exhibit
                  Number
                  ------

                  99.1 Letter Agreement with AP Services, LLC, dated June 30, 2003.

                  99.2 Letter Agreement with AlixPartners, LLC, dated June 30, 2003.





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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CHAMPION ENTERPRISES, INC.



                              By: /s/ John J. Collins, Jr.
                                  --------------------------------------------
                                  John J. Collins, Jr., Senior Vice President,
                                  General Counsel and Secretary





Date:  July 3, 2003

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                                 EXHIBIT INDEX

Exhibit
Number
------

99.1    Letter Agreement with AP Services, LLC, dated June 30, 2003.

99.2    Letter Agreement with AlixPartners, LLC, dated June 30, 2003.